                                                                    Exhibit 10.9

                                 FIRST AMENDMENT
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

          This First Amendment to Registration Rights Agreement (this "Amendment") is entered into as of August 9, 2001, by and among Red Robin Gourmet Burgers, Inc., a Delaware corporation ("RRGB"), Red Robin International, Inc., a Nevada corporation ("RRI"), the Persons, including Skylark Company, Ltd., a Japan corporation ("Skylark"), listed in Schedule A hereto, RR Investors, LLC, a Virginia limited liability company ("Investors I"), RR Investors II, LLC, a Virginia limited liability company ("Investors II"), each of the Persons listed in Schedule B hereto (the "Other Shareholders"), and each of the Persons listed in Schedule C hereto (the "Snyder Group Shareholders"). The parties hereto, other than RRGB, are collectively referred to herein as the "Shareholders" and individually as a "Shareholder."

                                 R E C I T A L S
                                 - - - - - - - -

     A. Pursuant to that certain Registration Rights Agreement, dated as of May 11, 2000, by and among RRI and the Shareholders, RRI granted certain registration and other rights with respect to the common stock, $0.001 par value per share, of RRI (the "Common Stock") owned by the Shareholders;

     B. On January 23, 2001, RRI, RRGB and Red Robin Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of RRGB ("RRMS"), entered into a Merger Agreement (the "Merger Agreement") to provide for a corporate reorganization of RRI whereby RRMS would be merged with and into RRI (the "Merger"), with (a) RRI continuing as the surviving corporation of such merger, and (b) each outstanding share (or any fraction thereof) of the Common Stock being converted in such merger into a like number of shares of the common stock of RRGB, par value $0.001 per share;

     C. Concurrently with the consummation of the Merger in accordance with the terms of the Merger Agreement, the parties hereto desire to enter into this Amendment in order to provide that RRGB will replace RRI as a party to the Registration Rights Agreement and will accept and assume all of the rights and obligations of RRI set forth in the Registration Rights Agreement;

     NOW, THEREFORE, taking into account the foregoing recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Joinder. RRGB hereby agrees (i) to replace RRI as a party to the Registration Rights Agreement with the same force and effect as if it had been an original signatory thereto, and (ii) to accept and assume all of the rights and obligations of RRI set forth in the Registration Rights Agreement.

     2. Amendment to Registration Rights Agreement. The Registration Rights Agreement is amended by deleting each reference to "Red Robin International, Inc." and inserting "Red Robin Gourmet Burgers, Inc." in its place, and by deleting each reference to "the Company" and inserting "the Holding Company" in its place.

     3.  Ratification of Registration Rights Agreement.

         (a) Except as specifically amended by this Amendment, the Registration Rights Agreement shall remain in full force and effect and the Shareholders hereby reaffirm all of the provisions of the Registration Rights Agreement as amended by this Amendment.

         (b) On and after the date hereof, each reference in the Registration Rights Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of similar import referring to the Registration Rights Agreement, and each reference in any other document to the Registration Rights Agreement, "thereunder", "thereof", or words of similar import referring to the Registration Rights Agreement, will mean and be a reference to the Registration Rights Agreement, as amended by this Amendment.

     4. Governing Law. The validity, meaning and effect of this Amendment shall be determined in accordance with the laws of the State of Colorado applicable to contracts made and to be performed in that state.

     5. Further Assurances. The parties hereto agree to execute such other documents and perform such other acts as may be necessary or desirable to carry out the purposes of this Amendment.

     6. Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes, but all such counterparts shall constitute but one in the same instrument.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed and delivered as of the date set forth above.

                                         RRGB:

                                         RED ROBIN GOURMET BURGERS, INC.,
                                         a Delaware corporation

                                         By: /s/ Michael J. Snyder
                                            -----------------------------------
                                         Name:
                                         Title


                                         RRI:

                                         RED ROBIN INTERNATIONAL, INC.,
                                         a Nevada corporation

                                         By: /s/ Michael J. Snyder
                                            -----------------------------------
                                         Name:
                                         Title:


                                         SHAREHOLDERS:

                                         SKYLARK COMPANY, LTD.

                                         By:___________________________________
                                         Name:
                                         Title:


                                         GAISHOKU SYSTEM KENKYUJO
                                         COMPANY, LTD.

                                         By:___________________________________
                                         Name:
                                         Title:

                  IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed and delivered as of the date set forth above.

                                             RRGB:

                                             RED ROBIN GOURMET BURGERS, INC.,
                                             a Delaware corporation

                                             By:_______________________________
                                             Name:
                                             Title


                                             RRI:

                                             RED ROBIN INTERNATIONAL, INC.,

                                             a Nevada corporation

                                             By:_______________________________
                                             Name:
                                             Title:


                                             SHAREHOLDERS:

                                             SKYLARK COMPANY, LTD.

                                             By: /s/ Yasutaka Ito
                                                -------------------------------
                                             Name: Yasutaka Ito
                                             Title: President


                                             GAISHOKU SYSTEM KENKYUJO
                                             COMPANY, LTD.

                                             By: /s/ Tadashi Yokokawa
                                                -------------------------------
                                             Name: Tadashi Yokokawa
                                             Title: President

                                          HIBARI GUAM CORPORATION

                                          By:  /s/ M. Yamashita
                                             ----------------------------------
                                          Name:  Masataka Yamashita
                                          Title: President

                                          RR INVESTORS, LLC

                                          By:__________________________________
                                             Edward T. Harvey, Jr.
                                             President

                                          RR INVESTORS II, LLC

                                          By:__________________________________
                                             Edward T. Harvey, Jr.
                                             President


                                          KIWAMU YOKOKAWA

                                          /s/ Kiwamu Yokokawa
                                          -------------------------------------
                                          Kiwamu Yokokawa

                                          MICHAEL J. SNYDER

                                          _____________________________________
                                          Michael J. Snyder

                                          THE STEPHEN SNYDER
                                          INTERVIVOS TRUST

                                          _____________________________________
                                          Stephen S. Snyder, as trustee of the
                                          Stephen S. Snyder Intervivos Trust

                                         HIBARI GUAM CORPORATION

                                         By:___________________________________
                                         Name:
                                         Title:

                                         RR INVESTORS, LLC

                                         By:___________________________________
                                            Edward T. Harvey, Jr.
                                            President


                                         RR INVESTORS II, LLC


                                         By:___________________________________
                                            Edward T. Harvey, Jr.
                                            President


                                         KIWAMU YOKOKAWA

                                         _______________________________________
                                         Kiwamu Yokokawa


                                         MICHAEL J. SNYDER


                                         /s/ Michael J. Snyder
                                         --------------------------------------
                                         Michael J. Snyder


                                         THE STEPHEN SNYDER
                                         INTERVIVOS TRUST


                                         ______________________________________
                                         Stephen S. Snyder, as trustee of the
                                         Stephen S. Snyder Intervivos Trust

                                 HIBARI GUAM CORPORATION


                                 By:___________________________________________
                                 Name:
                                 Title:


                                 RR INVESTORS, LLC


                                 By:/s/ Edward T. Harvey
                                    -------------------------------------------
                                    Edward T. Harvey, Jr.
                                    President


                                 RR INVESTORS II, LLC


                                 By:/s/ Edward T. Harvey
                                    -------------------------------------------
                                    Edward T. Harvey, Jr.
                                    President

                                 KIWAMU YOKOKAWA


                                 ______________________________________________
                                 Kiwamu Yokokawa


                                 MICHAEL J. SNYDER


                                 ______________________________________________
                                 Michael J. Snyder


                                 THE STEPHEN SNYDER
                                 INTERVIVOS TRUST


                                 ______________________________________________
                                 Stephen S. Snyder, as trustee of the
                                 Stephen S. Snyder Intervivos Trust

                                        HIBARI GUAM CORPORATION


                                        By:____________________________________
                                        Name:
                                        Title:


                                        RR INVESTORS, LLC


                                        By:____________________________________
                                           Edward T. Harvey, Jr.
                                           President

                                        RR INVESTORS II, LLC

                                        By:____________________________________
                                           Edward T. Harvey, Jr.
                                           President


                                        KIWAMU YOKOKAWA


                                        _______________________________________
                                        Kiwamu Yokokawa


                                        MICHAEL J. SNYDER


                                        _______________________________________
                                        Michael J. Snyder



                                        THE STEPHEN SNYDER
                                        INTERVIVOS TRUST

                                        /s/ Stephen S. Snyder
                                        ---------------------------------------
                                        Stephen S. Snyder, as trustee of the
                                        Stephen S. Snyder Intervivos Trust

                                   THE LOUISE A. SNYDER
                                   INTERVIVOS TRUST


                                   /s/ Louise A. Snyder
                                   ---------------------------------------------
                                   Louise A. Snyder, as trustee of The Louise A. Snyder Intervivos Trust


                                   MICHAEL E. WOODS

                                   _____________________________________________
                                   Michael E. Woods


                                   ROBERT MERULLO

                                   _____________________________________________
                                   Robert Merullo

                                   SHAMROCK INVESTMENT COMPANY


                                   _____________________________________________
                                   Name:
                                   Title:


                                   GEORGE D. HANSEN


                                   _____________________________________________
                                   George D. Hansen

                                   DEBORAH HANSEN


                                   _____________________________________________
                                   Deborah Hansen

                                   THE LOUISE A. SNYDER
                                   INTERVIVOS TRUST

                                   _____________________________________________
                                   Louise A. Snyder, as trustee of The Louise A. Snyder Intervivos Trust


                                   MICHAEL E. WOODS

                                   /s/ Michael E. Woods
                                   ---------------------------------------------
                                   Michael E. Woods


                                   ROBERT MERULLO


                                   /s/ Robert Merullo
                                   ---------------------------------------------
                                   Robert Merullo


                                   SHAMROCK INVESTMENT COMPANY

                                   _____________________________________________
                                   Name:
                                   Title:


                                   GEORGE D. HANSEN

                                   _____________________________________________
                                   George D. Hansen


                                   DEBORAH HANSEN

                                   _____________________________________________
                                   Deborah Hansen

                                   THE LOUISE A. SNYDER
                                   INTERVIVOS TRUST

                                   _____________________________________________
                                   Louise A. Snyder, as trustee of The Louise A. Snyder Intervivos Trust


                                   MICHAEL E. WOODS

                                   _____________________________________________
                                   Michael E. Woods


                                   ROBERT MERULLO

                                   _____________________________________________
                                   Robert Merullo


                                   SHAMROCK INVESTMENT COMPANY


                                   /s/ George D. Hansen
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                   GEORGE D. HANSEN

                                   /s/ George D. Hansen
                                   ---------------------------------------------
                                   George D. Hansen


                                   DEBORAH HANSEN

                                   /s/ Deborah Hansen
                                   ---------------------------------------------
                                   Deborah Hansen

                                   THE LOUISE A. SNYDER
                                   INTERVIVOS TRUST

                                   _____________________________________________
                                   Louise A. Snyder, as trustee of The Louise A. Snyder Intervivos Trust


                                   MICHAEL E. WOODS

                                   _____________________________________________
                                   Michael E. Woods


                                   ROBERT MERULLO

                                   _____________________________________________
                                   Robert Merullo


                                   SHAMROCK INVESTMENT COMPANY


                                   /s/ George D. Hansen
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                   GEORGE D. HANSEN


                                   /s/ George D. Hansen
                                   ---------------------------------------------
                                   George D. Hansen


                                   DEBORAH HANSEN


                                   /s/ Deborah Hansen
                                   ---------------------------------------------
                                   Deborah Hansen

                                   BEVERLY C. BROWN

                                   /s/ Beverly C. Brown
                                   ---------------------------------------------
                                   Beverly C. Brown


                                   L.V. BROWN, JR.


                                   /s/ George D. Hansen for L.V. Brown, Jr.
                                   ---------------------------------------------
                                   LV. Brown, Jr.


                                   GERALD KINGEN


                                   _____________________________________________
                                   Gerald R. Kingen

                                   BEVERLY C. BROWN

                                   _____________________________________________
                                   Beverly C. Brown

                                   L.V. BROWN, JR.


                                   _____________________________________________
                                   LV. Brown, Jr.


                                   GERALD KINGEN


                                   /s/ Gerald R. Kingen
                                   ---------------------------------------------
                                   Gerald R. Kingen

                                   Schedule A
                                 Skylark Holders

                        Skylark Co., Ltd.
                        Kiwamu Yokokawa
                        Gaishoku System Kenkyujo Company, Ltd.
                        Hibari Guam Corporation

                                   Schedule B
                               Other Shareholders

                                Gerald R. Kingen

                                   Schedule C
                            Snyder Group Shareholders

                   Michael J. Snyder
                   Stephen S. Snyder Intervivos Trust
                   Louise A. Snyder Intervivos Trust
                   Michael E. Woods
                   Robert Merullo
                   Shamrock Investment Company, a Washington general partnership George D. Hansen
                   Deborah Hansen
                   Beverly C. Brown
                   L.V. Brown, Jr.

                                       9